UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 9, 2004

TULLY’S COFFEE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Washington	0-26829	91-1557436
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3100 Airport Way South, Seattle, Washington 98134

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (206) 233-2070

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Tully’s Coffee Corporation reconvened its 2004 annual shareholders’ meeting (“2004 Annual Meeting) on Thursday, December 9, 2004 after adjourning the meeting on November 18, 2004 for lack of a quorum. In connection with the 2004 Annual Meeting, the Company issued a press release, which is attached as Exhibit 99.1.

Item 1.01 Entry into a Material Definitive Agreement

At the 2004 Annual Meeting, upon recommendation by the board, Tully’s shareholders approved the 2004 Stock Option Plan, attached as Exhibit 10.1 hereto.

Under the 2004 Stock Option Plan, stock options may be granted solely at the discretion of Tully’s board of directors. The exercise price, term, vesting schedule, and other terms and conditions of each option grant will be as determined by the board of directors. Options granted under the 2004 Stock Option Plan are nontransferable. The board may grant either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, or nonstatutory stock options.

Item 8.01 Other Events

Tully’s shareholders elected the following seven nominees to the board of directors at the 2004 Annual Meeting:

Kathi Ainsworth-Jones
Arthur J. Buerk
Marc Evanger
Lawrence Hood
Gregory Hubert
George Hubman
Tom T. O’Keefe

All seven directors are expected to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified. Messrs. Buerk and Hubman have expressed their desire to retire from the board of directors during Fiscal 2005, but have agreed to remain on the board of directors until such time as successors are duly qualified by the governance and nominating committee of the board of directors and elected by the board of directors.

Effective at the conclusion of the 2004 Annual Meeting, Mr. Larry Culver retired as a Tully’s director after five years of service on the board of directors.

Also at the 2004 Annual Meeting, the shareholders approved the amendment to the restated articles of incorporation to increase the total number of shares which the Company is authorized to issue to 163,500,000, consisting of 120,000,000 shares of Common Stock without par value and 43,500,000 shares of Preferred Stock without par value, and to increase the number of authorized shares of Series A Preferred Stock to 31,000,000 shares. The Amendment to the Articles of Incorporation is attached as Exhibit 3.1 hereto.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
3.1	Amendment to the Amended and Restated Articles of Incorporation

10.1	2004 Stock Option Plan

99.1	Press Release issued by Tully’s Coffee Corporation on December 9, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TULLY’S COFFEE CORPORATION

Date: December 13, 2004	By:	/s/ Kristopher S. Galvin
Kristopher S. Galvin
Executive Vice-President and Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
3.1	Amendment to the Amended and Restated Articles of Incorporation

10.1	2004 Stock Option Plan

99.1	Press Release issued by Tully’s Coffee Corporation on December 9, 2004.